UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2013

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(c))

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

The purpose of this amendment is to add item (d) below regarding the frequency of shareholder votes on the compensation of executives.

Zions Bancorporation (the “Company”) held its Annual Meeting of Shareholders on May 24, 2013. At the meeting, shareholders elected 10 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Company’s independent auditor; approved, on a nonbinding advisory basis, the compensation paid to the Company’s executive officers with respect to the fiscal year ended December 31, 2013; recommended, on a nonbinding advisory basis, an annual frequency for the shareholder nonbinding vote to approve executive compensation; and voted to reject a shareholder proposal requesting the Company’s Board of Directors to establish a policy requiring that the Board’s chairman be an “independent director”.

The results were as follows:

1.	Shareholders elected 10director nominees for a one-year term

DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Jerry C. Atkin	133,334,715	2,580,502	341,448
R. D. Cash	133,370,846	2,533,729	350,192
Patricia Frobes	134,988,424	974,213	294,078
J. David Heaney	135,318,503	646,156	291,781
Roger Porter	132,904,977	3,001,699	348,476
Stephen D. Quinn	134,849,970	1,032,292	374,290
Harris H. Simmons	133,118,152	2,653,400	485,244
L. E. Simmons	133,954,163	2,072,272	230,568
Shelley Thomas Williams	133,304,644	2,652,829	299,242
Steven C. Wheelwright	135,034,411	858,687	363,429

2.	Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the current fiscal year

Votes For	Votes Against	Abstentions
153,123,368	1,721,412	173,418

3.	Shareholders approved, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers with respect to the fiscal year ended December 31, 2012

Votes For	Votes Against	Abstentions
132,337,410	3,292,500	632,120

4.	Shareholders recommended, on a nonbinding advisory basis, an annual frequency for the shareholder nonbinding vote to approve executive compensation

1 year	2 years	3 years	Abstain
126,046,037	466,310	9,105,272	643,630

5.  Shareholders rejected a shareholder proposal requesting the Board of Directors to establish a policy requiring that the Board’s chairman be an “independent director” as defined by the rules of the New York Stock Exchange and National Association of Securities Dealers, and an individual who has not previously served as an executive officer of the Company

Votes For	Votes Against	Abstentions
45,562,180	89,753,285	946,272

(d)           In light of the shareholders’ recommendation that the Company hold a vote for the approval of executive compensation on an annual basis, as reported in paragraph 4 above, the Company will include a nonbinding advisory shareholder vote on the compensation of named executive officers in its proxy materials every year until the Company holds its next vote on the frequency of such shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: September 25, 2013	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel